                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark L. Schneider, Anton H.E. v. Voskuijlen, John F. Riordan, and Ray D. Samuelson, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-4 in connection with the registration by United Pan-Europe Communications N.V., a Dutch Public limited liability company (the "Company"), of Senior Notes and Senior Discount Notes to be offered in exchange for other Senior Notes and Senior Discount Notes, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such notes with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

                     Date                              Signature
                     ----                              ---------
             Date: July   , 1999               /s/ Charles H. R. Bracken
                                          ____________________________________
                                                 Charles H. R. Bracken

             Date: July   , 1999                   /s/ John P. Cole
                                          ____________________________________
                                                      John P. Cole

             Date: July   , 1999                  /s/ Richard De Lange
                                          ____________________________________
                                                    Richard De Lange

             Date: July   , 1999                  /s/ Michael T. Fries
                                          ____________________________________
                                                    Michael T. Fries

             Date: July   , 1999                  /s/ Nimrod J. Kovacs
                                          ____________________________________
                                                    Nimrod J. Kovacs

             Date: July   , 1999                 /s/ Anthony P. Ressler
                                          ____________________________________
                                                   Anthony P. Ressler

             Date: July   , 1999                  /s/ John F. Riordan
                                          ____________________________________
                                                    John F. Riordan

             Date: July   , 1999                  /s/ Ray D. Samuelson
                                          ____________________________________
                                                    Ray D. Samuelson

             Date: July   , 1999                 /s/ Mark L. Schneider
                                          ____________________________________
                                                   Mark L. Schneider

                     Date                              Signature
                     ----                              ---------
             Date: July   , 1999                 /s/ Ellen P. Spangler
                                          ____________________________________
                                                   Ellen P. Spangler

             Date: July   , 1999                   /s/ Tina M. Wildes
                                          ____________________________________
                                                     Tina M. Wildes

             Date: July   , 1999              /s/ Anton H.E. v. Voskuijlen
                                          ____________________________________
                                                Anton H.E. v. Voskuijlen